Advisors Disciplined Trust 1257

                          Supplement to the Prospectus

     BlackRock EcoSolutions Investment Trust (NYSE: BQR) and BlackRock Real Asset Equity Trust (NYSE: BCF) have merged with and into BlackRock Resources & Commodities Strategy Trust (NYSE: BCX). Accordingly, notwithstanding anything to the contrary in the prospectus, the trust's portfolio now includes shares of BlackRock Resources & Commodities Strategy Trust and will no longer include shares of BlackRock EcoSolutions Investment Trust or BlackRock Real Asset Equity Trust. BlackRock Resources & Commodities Strategy Trust's primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation.



     Supplement Dated:  December 9, 2014









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